As filed with the Securities and Exchange Commission on July , 1995
                                                    Registration No. 33-
                                       --


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                              --------------------

                   SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)
                               Indiana 35-0672570
         (State of Incorporation) (I.R.S. Employer Identification No.)
                             20 N.W. Fourth Street
                         Evansville, Indiana 47741-0001
                                 (812) 465-5300
                    (Address of principal executive offices)

        Southern Indiana Gas and Electric Company 1994 Stock Option Plan
                              --------------------

                                  A.E. Goebel
    Senior Vice President, Chief Financial Officer, Secretary and Treasurer
                   Southern Indiana Gas and Electric Company
                             20 N.W. Fourth Street
                         Evansville, Indiana 47741-0001
                                 (812) 465-5300
      (Name and address of agent for service, including telephone number)
                              --------------------

                                    Copy to:
                      Winthrop, Stimson, Putnam & Roberts
                             One Battery Park Plaza
                            New York, New York 10004
                                 (212) 858-1000
                     Attention: John H. Byington, Jr., Esq.

                                          CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                Amount             Proposed maximum         Proposed maximum           Amount of
          Title of securities                    to be              offering price         aggregate offering        registration
           to be registered                   registered              per share <F1>              price <F1>               fee <F2>
- ------------------------------------------------------------------------------------------------------------------------------------
Common Stock, without par value <F3>             153,666                 $27.625               $4,245,023.25            $1,470.00
====================================================================================================================================
- --------

<F1> Determined pursuant to  Rule 457(h)  under  the  Securities Act of 1933, as amended (the "Securities Act"), based on the aggregate of the price at which options may be exercised (the "Market Value").

<F2> The  registration  fee  for  the  securities  registered  hereby  has  been calculated pursuant to Rule 457(h) under the Securities Act.

<F3> This Registration  Statement also pertains to rights  to  purchase  No  Par
     Preferred Stock, Series 1986, of the Registrant (the "Rights"). Until the occurrence of certain prescribed events the Rights are not exercisable, are evidenced by the certificates for Southern Indiana Gas and Electric Company Common Stock and will be transferred together with and only with such securities. Thereafter, separate Rights certificates will be issued representing one Right for each share of Southern Indiana Gas and
     Electric Company Common Stock held subject to adjustment pursuant to anti-dilution provisions.

                                     PART I

               INFORMATION REQUIRED IN A SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.

Item 2.  Registrant Information and Employee Plan Annual Information.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents which have heretofore been filed by Southern Indiana Gas and Electric Company (the "Company") (File No. 1-3553) with the Securities and Exchange Commission the ("Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), are incorporated by reference herein and shall be deemed to be a part hereof:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 1994.

     2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

     3. The Company's Current Report on Form 8-K dated February 13, 1995.

     4. Description of the Company's capital stock contained in the Company's registration statement under the 1934 Act, including any amendment of report filed for the purpose of updating such description.

     5. Description of the Company's Rights contained in the Company's Registration Statement on Form 8-A, dated October 27, 1986, including any amendment or report filed for the purpose of updating such description.

     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and made a part hereof from their respective dates of filing (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents"); provided, however, that the documents enumerated above or subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act in each year during which the offering made by this Registration Statement is in effect prior to the filing with the Commission of the Company's Annual Report on Form 10-K covering such year shall not be Incorporated Documents or be incorporated by reference in this Registration Statement or be a part hereof from and after the filing of such Annual Report on Form 10-K.

     Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel.

     Not applicable.

Item 6.  Indemnification of Directors and Officers.

     The  Registrant's  By-Laws  permits the  indemnification  of  officers  and
directors   under   certain   circumstances   to  the  full   extent  that  such
indemnification may be permitted by law.

     Such rights of indemnification are in addition to, and not in limitation of, any rights to indemnification to which any officer or director of the Company is entitled under The Indiana General Corporation Act, which provides for indemnification by a corporation of its officers and directors under certain circumstances and subject to specified limitations as set forth therein.

     The Registrant also has an insurance policy covering its liabilities and expenses which may arise in connection with its lawful indemnification of its directors and officers for certain of their liabilities and expenses. Officers and directors of the Registrant are covered under this policy for certain other liabilities and expenses.

Item 7.  Exemption from Registration Claimed.

     Not applicable.

Item 8.  Exhibits.

Exhibit
Number                                        Description

4(a)  -   Amended   Articles  of  Incorporation  as  amended   March  26,  1985.
          (Physically filed and designated in Form 10-K, for the fiscal year 1985, File No. 1-3553, as Exhibit 3-A.) Articles of Amendment of the Amended Articles of Incorporation, dated March 24, 1987. Physically filed and designated in Form 10-K for the fiscal year 1987, File
          No. 1-3553, as Exhibit 3-A.) Articles of Amendment of the Amended Articles of Incorporation, dated November 27, 1992. (Physically filed and designated in Form 10-K for the fiscal year 1992, File No. 1-3553, as Exhibit 3-A).

4(b)  -   By-Laws  as  amended  through December 18, 1990.  (Physically filed in
          Form 10-K for the fiscal year 1990, File No. 1-3553, as Exhibit 3-B.) By-Laws as amended through September 22, 1993. (Physically filed and designated in Form 10-K for the fiscal year 1993, File No. 1-3553, as
          Exhibit 3(b).)

5     -   Opinion  of  Messrs.  Bamberger,  Foreman,  Oswald  and Hahn as to the
          legality of securities offered under the Southern Indiana Gas and Electric Company 1994 Stock Option Plan, including their consent.

23(a) -   Consent of Arthur Andersen LLP.

23(b) -   Consent of Counsel (contained in the Opinion of the Company's Counsel,
          Exhibit 5 hereto).

99    -   Southern Indiana Gas and Electric Company 1994 Stock Option Plan.

Item 9.  Undertakings.

     (1) The undersigned Registrant hereby undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration
          Statement or any material change to such information in the Registration Statement;

     provided, however, that paragraphs (1)(a)(i) and (1)(a)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs are contained in periodic reports filed by the Registrant pursuant to
     Section 13(a) or Section 15(d) of the 1934 Act that are incorporated by reference in the registration statement.

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (2) The undersigned Registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the issuer's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at the time shall be deemed to be the initial bona fide offering hereof.

     (3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                    EXPERTS

     Unless otherwise indicated, the financial statements and schedules incorporated by reference herein have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports.

                                 LEGAL OPINION

     The legality of the Common Stock offered pursuant to the Registration Statement has been passed upon for the Company by Bamberger, Foreman, Oswald & Hahn, Evansville, Indiana.


                                   SIGNATURES

     The Registrant: Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 12th day of July, 1995.

                            SOUTHERN INDIANA GAS AND ELECTRIC
                            COMPANY


                            /s/ Ronald G. Reherman
                            By:  Ronald G. Reherman
                                 Chairman, President and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated and on dates indicated.


Signatures:                 Title:                            Date:


/s/ Ronald G. Reherman
RONALD G. REHERMAN          Chairman of the Board,            July 12, 1995
                            President, Chief Executive
                            Officer and Director
                            (Principal Executive Officer)



/s/ Andrew E. Goebel
ANDREW E. GOEBEL            Senior Vice President,            July 12, 1995
                            Chief Financial Officer,
                            Secretary and Treasurer
                            (Principal Financial Officer)



/s/ S. Mark Kerney
S. MARK KERNEY              Controller                        July 12, 1995
                            (Principal Accounting Officer)



/s/ Melvin H. Dodson
MELVIN H. DODSON            Director                          July 12, 1995


/s/ Walter R. Emge
WALTER R. EMGE              Director                          July 12, 1995


/s/ Robert L. Koch, II
ROBERT L. KOCH, II          Director                          July 12, 1995


/s/ Jerry A. Lamb
JERRY A. LAMB               Director                          July 12, 1995


/s/ Donald A. Rausch
DONALD A. RAUSCH            Director                          July 12, 1995


/s/ Richard W. Shymanski
RICHARD W. SHYMANSKI        Director                          July 12, 1995

/s/ Donald E. Smith
DONALD E. SMITH             Director                          July 12, 1995


/s/ James S. Vinson
JAMES S. VINSON             Director                          July 12, 1995


/s/ Norman P. Wagner
NORMAN P. WAGNER            Director                          July 12, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    EXHIBITS

                                   filed with

                             Registration Statement

                                       on

                                    Form S-8

                                     under

                           The Securities Act of 1933

                              -------------------


        Southern Indiana Gas and Electric Company 1994 Stock Option Plan



                   SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

                                 EXHIBIT INDEX


        Southern Indiana Gas and Electric Company 1994 Stock Option Plan

Exhibit                                                              Sequential
Number                          Description                          Page Number

4(a)  -   Amended Articles of Incorporation as amended March 26,          *
          1985. (Physically filed and designated in Form 10-K, for the fiscal year 1985, File No. 1-3553, as Exhibit
          3-A.) Articles of Amendment of the Amended Articles of Incorporation, dated March 24, 1987. (Physically filed and designated in Form 10-K for the fiscal year
          1987, File No. 1-3553, as Exhibit 3-A.)  Articles of
          Amendment of the Amended Articles of Incorporation, dated November 27, 1992. (Physically filed and designated in Form 10-K for the fiscal year 1992, File No. 1-3553, as Exhibit 3-A).

4(b)  -   By-Laws as amended through December 18, 1990.                   *
          (Physically filed in Form 10-K for the fiscal year
          1990, File No. 1-3553, as Exhibit 3-B.) By-Laws as amended through September 22, 1993. (Physically filed and designated in Form 10-K for the fiscal year 1993, File No. 1-3553, as EX-3(b).)

5     -   Opinion of Messrs. Bamberger, Foreman, Oswald and
          Hahn as to the legality of securities offered under the Southern Indiana Gas and Electric Company 1994
          Stock Option Plan, including their consent.

23(a) -   Consent of Arthur Andersen LLP.

23(b) - Consent of Counsel (contained in the Opinion of the Company's Counsel, Exhibit 5 hereto).

99    -   Southern Indiana Gas and Electric Company 1994
          Stock Option Plan.

- ------------------------------------
* Incorporated by reference